UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 26, 2014

INDIGO-ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	002-75313	84-0871427
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

74 N. Pecos Road, Suite D, Henderson, NV		89074
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 463-8528

N/A

(Former Address, Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes In Registrant's Certifying Accountant

On March 26, 2014, effective immediately, Excelsis Accounting Group (“Excelsis”), formerly known as Mark Bailey & Company, Ltd. resigned as our registered independent public accountants.

The decision to accept the resignation of Excelsis was approved by our sole Director.

The Company has not yet filed audited financial statements with respect to the two most recently completed fiscal years, and Excelsis has not prepared a report on such financial statements. Excelsis’s audit report on the Company’s financial statements for the year ended December 31, 2009, the last audited financial statements filed by the Company, did not provide an adverse opinion or disclaimer of opinion to our financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles, except that the reports contained explanatory paragraphs in which they indicated conditions existed that raised substantial doubt about our ability to continue as a going concern.

During the Company's two most recent fiscal years and the subsequent interim period preceding the resignation of Excelsis, there were no disagreements with Excelsis on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Excelsis, would have caused it to make reference to the subject matter of the disagreements in connection with reports on the Company’s financial statements for such years, had such reports been prepared.

We provided Excelsis with a copy of this disclosure before its filing with the Securities and Exchange Commission (“SEC”). We requested that Excelsis provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of the letter provided by Excelsis is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On March 26, 2014 our sole Director approved and authorized the engagement of GBH CPAs (“GBH”). Prior to engaging on March 26, 2014, no consultations occurred between the Company and GBH during the years ended December 31, 2013 and 2012 and through March 26, 2014, regarding either (i) the application of accounting principles to a specific completed or proposed transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or other written or oral information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Excelsis Accounting Group to the SEC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Indigo-Energy, Inc.

Date: April 1, 2014	By:	/s/ James C. Walter, Sr.
Name: James C. Walter, Sr. Title: President

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Exhibit Index

Exhibit No.	Description

16.1	Letter from Excelsis Accounting Group to the SEC

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